SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                     Date of Report:  July 21, 1997
                     ------------------------------
                    (Date of earliest event reported)


                          UAL CORPORATION
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Delaware                 1-6033            36-2675207
----------------------------     ------------    -------------------
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)    Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------------------
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (847) 700-4000
                                                    --------------

                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------

    UAL Corporation is filing herewith a cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private Securities Litigation Reform Act of 1995 as Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

     99.1       Cautionary Statement



                            SIGNATURES
                            ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UAL CORPORATION



                                By:  /s/ Stuart I. Oran
                                     ------------------
                                Name:  Stuart I. Oran
                                Title:  Executive Vice President





Dated:  July 21, 1997




                              EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

 99.1           Cautionary Statement